                                                                    Exhibit 99.2
                          First Citizens Corporation
                       Pro Forma Combined Balance Sheet

                               December 31, 1996
                            (Dollars in Thousands)
                                  (Unaudited)

                                                                                 Tara          Pro Forma
                                                          First Citizens      Bankshares      Adjustments         Pro Forma
                                                            Corporation      Corporation     Debit (Credit)        Combined
                                                            -----------      -----------     --------------        --------
                 Assets
                 ------
Cash and due from banks                                  $       11,214   $       2,136   $                    $     13,350
Interest-bearing deposits in banks                                1,393             --                                1,393
Federal funds sold                                                2,860             810         (1,100)(A)            2,570
Securities available-for-sale                                    18,313           6,690           (272)(C)           25,061
                                                                                                   330 (D)
Securities held-to-maturity                                       5,417           9,643                              15,060
Loans held for sale                                               7,526             --                                7,526

Loans                                                           196,607          34,257            418 (C)          231,282
Less allowance for loan losses                                    2,848           1,333           (332)(C)            3,849
                                                         ---------------  --------------  -------------        -------------

     Loans, net                                                 193,759          32,924            750              227,433
                                                         ---------------  --------------  -------------        -------------

Real estate held for development and sale                         3,407             --                                3,407
Premises and equipment                                            4,534           1,996            615 (C)            7,145
Investment in Tara                                                                               5,112 (A)
                                                                                                 5,436 (B)
                                                                                               (10,548)(D)
Goodwill and other intangibles                                    5,146             --           2,492 (C)            7,638
Other assets                                                      3,713           1,068                               4,781
                                                         ---------------  --------------  -------------        -------------

     Total assets                                        $      257,282   $      55,267   $      2,815         $    315,364
                                                         ===============  ==============  =============        =============


Deposit accounts                                                213,275          48,426            (40)(C)          261,661
Other borrowings                                                 16,632             --           4,000 (A)           20,632
Other liabilities                                                 3,268             262            --                 3,530
                                                         ---------------  --------------  -------------        -------------

     Total liabilities                                          233,175          48,688          3,960              285,823
                                                         ---------------  --------------  -------------        -------------

Common stock                                                      1,599           6,980         (6,980)(D)            1,821
                                                                                                   222 (B)
Capital surplus                                                   7,845           1,664         (1,664)(D)           13,057
                                                                                                 5,212 (B)
                                                                                                 3,625 (C)
                                                                                                (3,625)(C)

Retained earnings (accumulated deficit)                          14,846          (1,735)         1,735 (D)           14,846
Unrealized gains (losses) on securities
  available-for-sale, net of tax                                     48            (330)           330 (D)               48
                                                         ---------------  --------------  -------------        -------------

                                                                 24,338           6,579         (1,145)              29,772
Less treasury stock, at cost                                       (231)            --                                 (231)
                                                         ---------------  --------------  -------------        -------------

                                                                 24,107           6,579         (1,145)              29,541
                                                         ---------------  --------------  -------------        -------------

     Total liabilities and stockholders' equity          $      257,282   $      55,267   $      2,815         $    315,364
                                                         ===============  ==============  =============        =============


See Notes to Pro Forma Combined Financial Statements.

                         First Citizens Corporation
                     Pro Forma Combined Statement of Income

                        For the Year Ended March 31, 1996
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                      Southside         Tara         Pro Forma
                                                     First Citizens   Financial      Bankshares     Adjustments        Pro Forma
                                                      Corporation       Group       Corporation   Debit (Credit)        Combined
                                                      -----------       -----       -----------   --------------        --------
Interest income                                      $      12,412   $     6,969   $      4,559   $    (254)(E)(I)(J) $   23,686
Interest expense                                             6,512         2,661          2,062         495 (F)(K)(L)     11,730
                                                     --------------  ------------  -------------  ----------          -----------
  Net interest income                                        5,900         4,308          2,497        (749)              11,956

Provision for loan losses                                       10           315            --          --                   325
                                                     --------------  ------------  -------------  ----------          -----------

Net interest income after provision for loan losses          5,890         3,993          2,497        (749)              11,631
                                                     --------------  ------------  -------------  ----------          -----------

Other income
  Gain on real estate held for development and sale          3,215           --             --                             3,215
  Other income                                               2,033         1,084            471                            3,588
                                                     --------------  ------------  -------------  ----------          -----------
                                                             5,248         1,084            471                            6,803
                                                     --------------  ------------  -------------  ----------          -----------

Other expenses
  Salaries and employee benefits                             2,088         1,876          1,028                            4,992
  Occupancy and equipment expenses                             809           370            308          20    (G)         1,507
  Amortization of goodwill                                     --            --             --          523    (H)           523
  Other operating expenses                                   1,749           892            861                            3,502
                                                     --------------  ------------  -------------  ----------          -----------
                                                             4,646         3,138          2,197         543               10,524
                                                     --------------  ------------  -------------  ----------          -----------

Income before income taxes                                   6,492         1,939            771      (1,292)               7,910

Income tax expense                                           2,442           665            --         (491)   (M)         2,616
                                                     --------------  ------------  -------------  ----------          -----------

Net income                                           $       4,050   $     1,274   $        771   $    (801)          $    5,294
                                                     ==============  ============  =============  ==========          ===========

Net income per share of common stock                 $        2.71   $      3.44   $       1.37                       $     2.85
                                                     ==============  ============  =============                      ===========


Average shares outstanding                               1,495,737   $   370,679        563,066                        1,854,500
                                                     ==============  ============  =============                      ===========


See Notes to Pro Forma Combined Financial Statements.

                          First Citizens Corporation
                    Pro Forma Combined Statement of Income

                  For the Nine Months Ended December 31, 1996
                            (Dollars in Thousands)
                                  (Unaudited)

                                                                      Southside        Tara          Pro Forma
                                                     First Citizens   Financial      Bankshares     Adjustments          Pro Forma
                                                      Corporation       Group       Corporation    Debit (Credit)         Combined
                                                      -----------       -----       -----------    --------------         --------
Interest income                                      $       9,574   $    5,611     $   3,420      $    (401)(E)(I)(J)  $    18,204
Interest expense                                             4,784        2,067         1,281            402 (F)(K)(L)        8,534
                                                     -------------   ----------     ---------      ---------            -----------
  Net interest income                                        4,790        3,544         2,139           (803)                 9,670

Provision (credit) for loan losses                             --           656          (175)                                  481
                                                     -------------   ----------     ---------      ---------            -----------

Net interest income after provision for loan losses          4,790        2,888         2,314           (803)                 9,189
                                                     -------------   ----------     ---------      ---------            -----------
Other income
  Gain on real estate held for development and sale          1,052          --              0                                 1,052
  Other income                                               1,790          550           322                                 2,662
                                                     -------------   ----------     ---------      ---------            -----------
                                                             2,842          550           322                                 3,714
                                                     -------------   ----------     ---------      ---------            -----------
Other expenses
  Salaries and employee benefits                             1,847        1,135           764                                 3,746
  Occupancy and equipment expenses                             703          242           249             15 (G)              1,209
  Amortization of goodwill                                     --           --            --             393 (H)                393
  Other operating expenses                                   2,014          585           571                                 3,170
                                                     -------------   ----------     ---------      ---------            -----------
                                                             4,564        1,962         1,584            408                  8,518
                                                     -------------   ----------     ---------      ---------            -----------

Income before income taxes                                   3,068        1,476         1,052         (1,211)                 4,385

Income tax expense                                           1,170          461           --            (460)(M)              1,171
                                                     -------------   ----------     ---------      ---------            -----------

Net income                                           $       1,898   $    1,015     $   1,052      $    (751)           $     3,214
                                                     =============   ==========     =========      =========            ===========

Net income per share of common stock                 $        1.36   $     2.74     $    1.87                           $      1.83
                                                     =============   ==========     =========                           ===========


Average shares outstanding                               1,400,080      370,679       563,066                             1,758,843
                                                     =============   ==========     =========                           ===========

See Notes to Pro Forma Combined Financial Statements.

                          First Citizens Corporation
               Notes to Pro Forma Combined Financial Statements

                                  (Unaudited)


The following pro forma combined balance sheet of First Citizens Corporation (formerly Newnan Holdings, Inc.) and subsidiaries as of December 31, 1996 gives effect to the acquisition by First Citizens Corporation of 100% of the issued and outstanding shares of common stock of Tara Bankshares Corporation (Tara). The balance sheet information for First Citizens Corporation as of December 31, 1996 includes the acquisition of Southside, as previously reported in its quarterly report on Form 10-QSB. The related pro forma combined statements of income for the year ended March 31, 1996 and the nine months ended December 31, 1996, gives effect to the acquisition by First Citizens Corporation of 100% of the issued and outstanding shares of common stock of Southside Financial Group, Inc. (Southside) and Tara using the purchase method of accounting. The historical statement of income for the year ended March 31, 1996 represents the results of operations for its year ended March 31, 1996 while the historical statement of income presented for Southside and Tara represents the results of operations for the twelve month period ended March 31, 1996 and has been derived from the financial statements for the year ended December 31, 1995 and the quarters ended March 31, 1995 and 1996. The historical statement of income for the nine months ended December 31, 1996 represents the results of operations for the nine months ended December 31, 1996 while the historical statement of income presented for Southside and Tara represents the results of operations for the nine month period ended December 31, 1996 and has been derived from the financial statements for the year ended December 31, 1996 and the quarter ended March 31, 1996. The pro forma combined balance sheet is presented as if the combination was consummated as of December 31, 1996 and the pro forma combined statements of income are presented as if the combination was consummated as of April 1, 1995.

A. Reflects liquidation of $1,100,000 of Federal funds sold and proceeds of $4,000,000 from other borrowings to acquire 340,819 shares of the common stock of Tara at $15.00 per share. These funds were provided to the Company through $1,100,000 in special dividends paid by Tara to First Citizens Corporation to provide cash for the purchase of Tara shares. Additionally, approximately $748,000 in cash was held by the acquired holding company which will be used to provide working capital for First Citizens Corporation.

B. Reflects the issuance of 221,773 shares of common stock of First Citizens Corporation to acquire 366,578 shares of the common stock of Tara. The issued stock was recorded at a value of $24.50 per share, the market value of First Citizens Corporation's common stock at the date of announcement.

C. Reflects the allocation of the purchase price in excess of the book value of Tara as follows:


                            (Dollars in Thousands)
    Excess of purchase price over stockholders' equity                   $3,625
                                                                         ======

    Allocation of excess of purchase price over stockholders' equity:
    -----------------------------------------------------------------

    Fixed assets - Land                                                     376
    Fixed assets - Building                                                 239
    Loans                                                                   750
    Securities                                                             (272)
    Deposits                                                                 40
    Goodwill                                                              2,492
                                                                         ------
    Total                                                                $3,625
                                                                         ======

    The allocation of the excess purchase price was based on the fair market values of the assets and liabilities of Tara as of March 31, 1997, the date of acquisition.

D. Reflects the elimination of the equity accounts of Tara and the elimination of the valuation allowance for unrealized losses on investment securities available for sale.

E. Reflects the elimination of interest income on federal funds sold and interest bearing deposits in other banks totaling $9,917,000 used to fund the purchase of Southside and Tara, based on an average yield on such investments of 5.27% for the year ended March 31, 1996 and 5.35% for the nine months ended December 31, 1996.

    The eliminations resulted in reductions of $464,000 and $58,000 of interest income for Southside and Tara, respectively, for the year ended March 31, 1996 and $353,000 and $45,000 of interest income for Southside and Tara, respectively, for the nine months ended December 31, 1996.

F. Reflects the interest expense on other borrowings incurred to fund the purchases of Southside and Tara. Other borrowings amounted to approximately $4,900,000 and $4,000,000 for Southside and Tara, respectively, at interest rates of 5.90% and 8.25% for the year ended March 31, 1996 and 5.75% and 8.25% for the nine months ended December 31, 1996 for Southside and Tara, respectively.

    The additional expense incurred on these other borrowings was $289,000 and $330,000 for the year ended March 31, 1996 and $211,000 and $248,000 for the nine months ended December 31, 1996 for Southside and Tara, respectively.

G. Reflects the depreciation expense on the adjustment of the depreciable buildings of Southside and Tara which will be expensed using the straight line method over the estimated remaining useful life of twenty years. The additional expense associated with these adjustments is $8,000 and $12,000 for the year ended March 31, 1996 and $6,000 and $9,000 for the nine months ended December 31, 1996 for Southside and Tara, respectively.

H. Reflects the amortization of goodwill which will be expensed over a period of fifteen years for Southside and Tara. The resulting expense associated with the amortization of goodwill is $357,000 and $166,000 for the year ended March 31, 1996 and $268,000 and $125,000 for the nine months ended December 31, 1996, for Southside and Tara, respectively.

I. Reflects the accretion and amortization of the fair market value adjustment to loans receivable over a period of twenty-seven months for Southside and five years for Tara using the straight line method.

    The resulting accretion amounted to $73,000 and $55,000 for the year ended March 31, 1996 and the nine month period ended December 31, 1996, respectively, for Southside. The amortization of the purchase adjustment for loans receivable for Tara amounted to $84,000 and $63,000 for the year ended March 31, 1996 and the nine month period ended December 31, 1996, respectively.

J. Reflects the accretion of the fair market value adjustment to securities over a period of thirty months for Southside and twelve months for Tara using the straight line method.

    The accretions associated with the above adjustments equaled $7,000 and $272,000 for the year ended March 31, 1996 and $5,000 and $0 for nine month period ended December 31, 1996 for Southside and Tara, respectively.

K. Reflects the accretion and amortization of the fair market value adjustment to deposits over a period of eighteen months for Southside and two years for Tara using the straight line method.

    The accretion of the purchase adjustment for Southside amounted to $142,000 and $71,000 for the year ended March 31, 1996 and the nine month period ended December 31, 1996, respectively. The amortization of the purchase adjustment for Tara amounted to $20,000 and $15,000 for the year ended March 31, 1996 and the nine month period ended December 31, 1996, respectively.

L. Reflects the accretion of the fair market value adjustment to other borrowings over a period of two years for Southside. There was no purchase adjustment recorded for other borrowings at Tara. The amounts offset against expense amounted to approximately $2,000 and $1,000, respectively, for the year ended March 31, 1996 and the nine month period ended December 31, 1996.

M. Reflects the income tax benefit due to reduced net interest income, additional depreciation expense and amortization of market value adjustment to loans, securities, deposits and other borrowings. An effective Federal and state tax rate of 38% was used.

    The resulting effect on income tax expense was approximately $491,000 and $460,000 for Southside for the year ended March 31, 1996 and the nine month period ended December 31, 1996, respectively. There was no income tax effect associated with the above adjustments for Tara.